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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: December 21, 2000
                        (Date of earliest event reported)


                          Commission File No. 000-26537


                                ALLSCRIPTS, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                                          36-3444974
(State or other jurisdiction of                           (I.R.S. Employer
 incorporation or organization)                         Identification Number)


                               2401 Commerce Drive
                          Libertyville, Illinois 60048
                    (Address of principal executive offices)

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                                 (847) 680-3515
              (Registrant's telephone number, including area code)

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Item 4.      Changes in Registrant's Certifying Accountant.


           (a)(1)   Former Independent Accountant.

                     (i) On December 21, 2000, Allscripts, Inc. (the "Registrant") dismissed PricewaterhouseCoopers LLP ("PWC") as the Registrant's independent accountant. At the recommendation of its Audit Committee, the Board of Directors of the Registrant authorized the dismissal of PWC.

                     (ii) The reports of PWC on the Registrant's consolidated financial statements as of and for the two years ended December 31, 1998 and 1999 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

                     (iii) During the Registrant's two most recent fiscal years ended December 31, 1999, and in the interim period from January 1, 2000 through December 21, 2000, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PWC would have caused them to make reference thereto in their report of the financial statements for such years.

                     (iv) During the Registrant's two most recent fiscal years ended December 31, 1999 and in the interim period from January 1, 2000 through December 21, 2000, there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Exchange Act of 1934 ("Regulation S-K") except as follows:

                               In connection with PWC's review of the
                     Registrant's financial statements for the quarter ended September 30, 2000, PWC advised the Registrant of the existence of a material weakness relating to the Registrant's controls surrounding contract administration. To immediately address this concern, the Registrant has, among other things, hired a contract attorney, who now serves as a full-time Contract Administrator with the responsibility for the retention, review, analysis, monitoring and maintenance of individual customer contracts. The Registrant's management and the Audit Committee believe that the concerns expressed by PWC have been adequately addressed through the actions taken by the Registrant.

                     (v) The Registrant has provided PWC with a copy of the disclosures made herein and requested that PWC furnish the Registrant with a letter addressed to the Securities & Exchange Commission stating whether PWC agrees with the statements made by the Registrant in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which PWC does not agree. The Registrant has attached a copy of such letter hereto as Exhibit A.



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           (a)(2)   New Independent Accountant.

                     (i) At the recommendation of its Audit Committee, the Board of Directors of the Registrant authorized the engagement of KPMG LLP as its new independent auditors to audit and report on the Registrant's financial statements for the fiscal year ending December 31, 2000, and to act, on a continuing basis, as the Registrant's independent accountant. On December 21, 2000, the Registrant requested that KPMG LLP be engaged as its independent auditors. KPMG LLP accepted the engagement on December 28, 2000.

                     (ii) During the Registrant's two most recent fiscal years ended December 31, 1999 and in the interim period from January 1, 2000 through December 21, 2000, the Registrant did not consult with KPMG LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the types of audit opinion that might be rendered on the financial statements of the Registrant. In addition, the Registrant did not consult with KPMG LLP regarding any matter that was the subject of a disagreement or a reportable event within the meaning of Item 304 of Regulation S-K.



Item 7.    Exhibits

           Exhibit             Description
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              A            Letter from PricewaterhouseCoopers LLP, Chicago,
                           Illinois, dated December 28, 2000, addressed to the Securities & Exchange Commission.





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: December 28, 2000.                    ALLSCRIPTS, INC.

                                             By: /s/ David B. Mullen
                                                 ----------------------------
                                                 David B. Mullen
                                                 Chief Financial Officer











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                                 EXHIBIT INDEX


           Exhibit             Description
           -------             -----------

              A Letter from PricewaterhouseCoopers LLP, Chicago, Illinois, dated December 28, 2000, addressed to the Securities & Exchange Commission.














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